UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

GigCapital8 Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42893	98-1868645
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices, including Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-fifth of one Class A ordinary share	GIWWU	The Nasdaq Stock Market LLC

Class A ordinary shares, $0.0001 par value	GIW	The Nasdaq Stock Market LLC

Rights, one right to receive one-fifth of one Class A ordinary share, each five rights entitling the holder thereof to receive one Class A ordinary share upon the consummation of a business combination

	GIWWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 8, 2026, GigCapital8 Corp., a Cayman Islands exempted company (“SPAC”), entered into an Agreement and Plan of Merger, dated as of October 8, 2026 (the “Merger Agreement”), by and among SPAC, Quantisimo Holdings Corp., a British Virgin Islands business company formed by GigAcquisitions8 Corp., a Cayman Islands exempted company and the sponsor of SPAC (the “Sponsor”) (“PubCo”), Quantisimo Merger Sub Inc., a British Virgin Islands business company and a direct wholly owned subsidiary of PubCo (“Target Merger Sub”), GigCapital8 Merger Sub Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“SPAC Merger Sub”), Quantisimo Corp., a British Virgin Islands business company (the “Company”), WISeQey Corp, a British Virgin Islands business company (“WISeQey”), and SealSQ Corp, a British Virgin Islands business company (“SealSQ” and, together with WISeQey, the “Company Shareholders”) (the transactions contemplated by the Merger Agreement and the ancillary documents related thereto, the “Transactions”).

On October 9, 2026, SPAC, the Company and the Company Shareholders issued a joint press release announcing the execution of the Merger Agreement. The press release is attached to this Current Report as Exhibit 99.1 and incorporated by reference into this Current Report.

Additional Information and Where to Find It

In connection with the Transactions, SPAC and PubCo intend to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of SPAC and a prospectus of PubCo (the “Proxy Statement/Prospectus”). After the Registration Statement has been filed and declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to shareholders of SPAC as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. SPAC and PubCo will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, PUBCO, THE COMPANY AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by SPAC or PubCo, without charge, once available, on the SEC’s website at www.sec.gov or by directing a written request to: GigCapital8 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

SPAC, PubCo, the Company and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Transactions. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of SPAC’s directors and executive officers in SPAC’s filings with the SEC, including SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31,

2025, filed with the SEC on March 31, 2026. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the Transactions, which may in some cases be different from those of SPAC’s, PubCo’s or the Company’s equity holders generally, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by SPAC and PubCo with the SEC. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements:

This Current Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving SPAC, PubCo and the Company, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SPAC, PubCo, the Company and the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the contribution of interests in the Company’s operating subsidiaries, the listing of PubCo’s securities on any securities exchange, the planned business strategy, plans and use of proceeds, objectives of management for future operations of PubCo, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions, the level of redemptions of SPAC’s public shareholders, and SPAC’s, PubCo’s and the Company’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities; the risk that the Transactions may not be completed by SPAC’s business combination deadline or by March 31, 2027, the outside date under the Merger Agreement; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of SPAC’s shareholders, the satisfaction of the minimum cash condition and SealSQ’s cash contribution; delays or failures to obtain necessary regulatory approvals required to complete the Transactions; the ability of WISeQey and SealSQ to complete the contribution of their interests in Miraex SA, SEALCOIN AG, WeCan Group SA and WISeSat.Space Holdings Corp. to the Company prior to closing; the failure to obtain any PIPE financing on acceptable terms or at all; failure to realize the anticipated benefits of the Transactions; the level of redemptions of SPAC’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of SPAC or the ordinary shares of PubCo; the effect of PubCo’s dual-class structure, under which holders of PubCo’s Class F shares will hold 49.999999% of the aggregate voting power of PubCo; the lack of a third-party fairness opinion in determining whether or not to pursue the Transactions; the failure of PubCo to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; costs related to the Transactions and as a result of PubCo becoming a public company; PubCo’s status as a British Virgin Islands company and a foreign private issuer; the risk that the Transactions do not qualify for their intended tax treatment and risks relating to passive foreign investment company status; changes in business, market, financial, political and regulatory conditions; the risk that the Transactions disrupt current plans and operations of the Company, WISeQey or SealSQ; expectations relating to the demand for the Company’s quantum, post-quantum and space technologies and the Company’s ability to successfully commercialize its technologies, scale and grow its business and retain key management and employees; the risk that the Company is pursuing an emerging market; the cash position of the Company following the closing of the Transactions; the outcome of any potential legal proceedings that may be instituted against SPAC, PubCo, the Company, WISeQey, SealSQ or others following announcement of the Transactions; and those risk factors discussed in documents that SPAC or PubCo filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of SPAC dated as of October 6, 2025 and filed by SPAC with the SEC on October 6, 2025, SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026, SPAC’s Quarterly Reports on Form 10-Q, the

Registration Statement that will be filed by SPAC and PubCo and the Proxy Statement/Prospectus contained therein, and other documents filed by SPAC or PubCo from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that SPAC, PubCo or the Company presently knows or that SPAC, PubCo or the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SPAC, PubCo and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of SPAC, PubCo or the Company gives any assurance that any of them will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by SPAC, PubCo, the Company or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of SPAC, PubCo or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of the Company, dated October 9, 2026
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL8 CORP.

Dated: October 9, 2026	By:	/s/ Dr. Avi S. Katz
Dr. Avi S. Katz
Chief Executive Officer